UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
   _______________________________
Form 8-K
  _______________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 11, 2017
  _______________________________
Hi-Crush Partners LP
(Exact name of registrant as specified in its charter)
   _______________________________
Delaware
(State or other jurisdiction of incorporation)

001-35630	90-0840530
(Commission File Number)	(IRS Employer Identification No.)

Three Riverway, Suite 1350 Houston, Texas	77056
(Address of principal executive offices)	(Zip Code)
(713) 980-6200
(Registrant’s telephone number, including area code)
  _______________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following (See General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement
Sixth Amendment to Credit Agreement
On October 12, 2017, Hi-Crush Partners LP (the "Partnership") entered into a Sixth Amendment (the “Sixth Amendment”) by and among the Partnership, ZB, N.A. DBA Amegy Bank, as administrative agent, and the lenders named therein, amending its Amended and Restated Credit Agreement, dated April 28, 2014, as amended (the “Credit Agreement”). Pursuant to the terms of the Sixth Amendment, the lenders agreed to amend the Credit Agreement to, among other things, permit the Partnership to make repurchases of its equity interests or payments in respect thereof from operating surplus in an aggregate amount not to exceed $20 million.
The foregoing description is qualified in its entirety by reference to the full and complete text of the Sixth Amendment, which is attached to this Current Report on Form 8-K as Exhibit 10.1.

Item 8.01 Other Events
On October 11, 2017, the Board of Directors of Hi-Crush GP LLC, the general partner of the Partnership, authorized a unit buyback program (the "Unit Buyback Program"), authorizing the repurchase of up to $100 million of the Partnership’s common units. The Partnership has authority at this time under its credit agreements for repurchases of up to $20 million and will seek consent allowing for the authorized amount of up to $100 million. The Unit Buyback Program does not obligate the Partnership to repurchase any specific dollar amount or number of units and may be suspended or discontinued at any time. A copy of the related press release is attached to this Current Report on 8-K as Exhibit 99.1.

Item 9.01 Exhibits
(d) Exhibits

Exhibit Number	Exhibit Description

10.1	Sixth Amendment, dated October 12, 2017, by and among Hi-Crush Partners LP, as borrower, ZB, N.A. DBA Amegy Bank, as administrative agent, and the lenders named therein.

99.1	Press Release dated October 17, 2017

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Hi-Crush Partners LP

		By:	Hi-Crush GP LLC, its general partner

Date:	October 17, 2017	By:	/s/ Laura C. Fulton
Laura C. Fulton
Chief Financial Officer

INDEX TO EXHIBITS

Exhibit Number	Exhibit Description

10.1	Sixth Amendment, dated October 12, 2017, by and among Hi-Crush Partners LP, as borrower, ZB, N.A. DBA Amegy Bank, as administrative agent, and the lenders named therein.

99.1	Press Release dated October 17, 2017